SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) June 20, 2006
GE Dealer Floorplan Master Note Trust
CDF Funding, Inc.
CDF Financing, L.L.C.
Distribution Financial Services Floorplan Master Trust
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-115582 / 333-115582-02 /	88-0355652 (CDF Financing, L.L.C.)

333-115582-03 / 333-115582-04	20-1060484 (CDF Funding, Inc.)

(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192

(Address of Principal Executive Offices)	(Zip Code)
(847) 747-6800
(Registrant’s Telephone Number, Including Area Code)
No Change
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: 2004-1 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.2: 2004-2 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.3: 2005-1 MONTHLY NOTEHOLDER'S STATEMENT
EX-99.4: 2005-2 MONTHLY NOTEHOLDER'S STATEMENT

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.1: 2004-1 MONTHLY NOTEHOLDER’S STATEMENT
EX-99.2: 2004-2 MONTHLY NOTEHOLDER’S STATEMENT
EX-99.3: 2005-1 MONTHLY NOTEHOLDER’S STATEMENT
EX-99.4: 2005-2 MONTHLY NOTEHOLDER’S STATEMENT

Item 8.01. Other Events.
     Monthly Reporting
     In no-action letters issued to a variety of issuers of asset-backed securities, whose principal assets are receivables, the Division of Corporation Finance has stated that it would not raise any objection if specified information was filed monthly on Form 8-K in lieu of quarterly reports on Form 10-Q. In reliance particularly on the letter relating to ITT Floorplan Receivables, L.P. (April 25, 1994), CDF Funding, Inc., on behalf of itself and its co-registrant GE Dealer Floorplan Master Note Trust, has adopted this monthly reporting procedure and is filing this and other monthly reports on Form 8-K in lieu of quarterly reports on Form 10-Q.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit
No.	Document Description
99.1	2004-1 Monthly Noteholder’s Statement

99.2	2004-2 Monthly Noteholder’s Statement

99.3	2005-1 Monthly Noteholder’s Statement

99.4	2005-2 Monthly Noteholder’s Statement

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC., (Co-Registrant)

Dated: June 20, 2006	By:	/s/ Fred Robustelli

Name: Fred Robustelli
Title: Vice President

GE DEALER FLOORPLAN MASTER NOTE TRUST (Co-Registrant)

	By:	CDF FUNDING, INC.

Dated: June 20, 2006	By:	/s/ Fred Robustelli

Name: Fred Robustelli
Title: Vice President

CDF FINANCING, L.L.C., (Co-Registrant)

Dated: June 20, 2006	By:	/s/ John E. Peak

Name: John E. Peak
Title: Manager

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST (Co-Registrant)

	By:	CDF FINANCING, L.L.C.

Dated: June 20, 2006	By:	/s/ John E. Peak

Name: John E. Peak
Title: Manager